UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2025

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Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1525 Perimeter Parkway, Suite 325 Huntsville, AL 35806

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (256) 350-3873

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	LAKE	NASDAQ Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2025, the Compensation Committee of the Board of Directors of Lakeland Industries, Inc. (the “Company”) granted to each of the Company’s executive officers the target number of performance-based restricted stock units (“PSUs”) listed below, which PSUs will vest, if at all, based on achievement of the following performance targets: growing (i) the Company’s total revenue to $258.7 million, (ii) the Company’s revenue from its Fire Services product line to $161.8 million, and (iii) the Company’s Adjusted EBITDA to $47.1 million, in each case over the next four to six years, with the first measurement date occurring on January 31, 2029 and the final measurement date occurring on January 31, 2031. The PSUs will be forfeited to the extent that the performance measures are not met at least at the threshold level (80% of target performance for each respective independent performance measure) by January 31, 2031. Vesting of the PSUs is also subject to the executive officers’ respective continued employment on the date of certification of achievement of performance. The target number of PSUs awarded to our executive officers is as follows:

Executive Officer	Target Number of PSUs Granted
Jim Jenkins, President, Chief Executive Officer and Executive Chairman	63,960
Roger Shannon, Chief Financial Officer	48,197
Hui (Helena) An, Chief Operating Officer	32,646
Laurel Yartz, Chief Human Resources Officer	25,440
Barry Phillips, Chief Revenue Officer – Fire	25,774
Cameron Stokes, Chief Commercial Officer – Global Industrials	25,774

The executive officers could earn up to 120% of the target number of PSUs based on actual performance achieved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

/s/ James M. Jenkins
James M. Jenkins
Chief Executive Officer, President and Executive Chairman

Date: May 5, 2025

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